Exhibit 10(a)

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 44 to Registration Statement No. 2-74452 of Merrill Lynch Variable Series Funds, Inc. on Form N-1A of our report dated February 20, 2003, on Merrill Lynch Large Cap Growth V.I. Fund of Mercury V.I. Funds, Inc. (the “Fund”) appearing in the December 31, 2002 Annual Report of the Fund, in the Statement of Additional Information, which is part of this Registration Statement. We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which are also part of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey November 19, 2003